                                    EXHIBIT 1

                                    AGREEMENT

         The undersigned reporting persons hereby agree that the statements filed pursuant to this Schedule 13D/A, to which this Agreement is filed as an exhibit, are filed on behalf of each of them.



Date: June 18, 2001                        ENCAP ENERGY CAPITAL FUND III, L.P.

                                           By: EnCap Investments L.L.C.,
                                                 its general partner

                                               By: /s/ D. Martin Phillips
                                                   ----------------------
                                                     D. Martin Phillips,
                                                     Managing Director


Date: June 18, 2001                        ENCAP ENERGY CAPITAL FUND III-B, L.P.

                                           By: EnCap Investments L.L.C.,
                                               its general partner

                                               By: /s/ D. Martin Phillips
                                                   ----------------------
                                                     D. Martin Phillips,
                                                     Managing Director

Date: June 18, 2001                        ENCAP INVESTMENTS L.L.C.


                                               By: /s/ D. Martin Phillips
                                                   ----------------------
                                                     D. Martin Phillips,
                                                     Managing Director

SCHEDULE I

                    DIRECTORS, MANAGERS, EXECUTIVE OFFICERS,
                             OR CONTROLLING PERSONS

The name, business address, present principal occupation or employment and the name, principal business address of any corporation or other organization in which such employment is conducted, of each of (i) the managing directors of EnCap Investments, (ii) the directors and executive officers of El Paso Merchant Energy, and (iii) the directors and executive officers of El Paso Corporation are set forth below:

                                                                              Name, Principal Business Address of
    Name and                  Capacity in Which          Principal         Organization in which Principal Occupation
Business Address                    Serves              Occupation                      is Conducted
----------------              -----------------         ----------         ------------------------------------------
(i) EnCap Investments L.L.C.

David B. Miller                   Managing               Managing                 EnCap Investments L.L.C.
3811 Turtle Creek Blvd.           Director,              Director,                3811 Turtle Creek Blvd.,
Suite 1080                          EnCap            EnCap Investments                   Suite 1080
Dallas, TX  75219                Investments              L.L.C.                      Dallas, TX 75219
                                   L.L.C.

Gary R. Petersen                  Managing          Managing Director,            EnCap Investments L.L.C.
1100 Louisiana                    Director,          EnCap Investments           1100 Louisiana, Suite 3150
Suite 3150                          EnCap                 L.L.C.                     Houston, TX 77002
Houston, TX 77002                Investments
                                   L.L.C.

D. Martin Phillips                Managing          Managing Director,            EnCap Investments L.L.C.
1100 Louisiana                    Director,          EnCap Investments           1100 Louisiana, Suite 3150
Suite 3150                          EnCap                 L.L.C.                     Houston, TX 77002
Houston, TX 77002                Investments
                                   L.L.C.

Robert L. Zorich                  Managing          Managing Director,            EnCap Investments L.L.C.
1100 Louisiana                    Director,          EnCap Investments           1100 Louisiana, Suite 3150
Suite 3150                          EnCap                 L.L.C.                    Houston, Texas 77002
Dallas, TX 77002                 Investments
                                   L.L.C.

                                                                                   Name, Principal Business Address of
    Name and                    Capacity in Which            Principal           Organization in which Principal Occupation
Business Address                      Serves                Occupation                        is Conducted
----------------                -----------------           ----------           ------------------------------------------

(ii) El Paso Merchant Energy Holding Company


Clark C. Smith                  President, Merchant           President,            El Paso Merchant Energy Holding
1001 Louisiana Street          Energy North America         Merchant Energy                   Corporation
Houston, Texas 77002               and Director              North America               1001 Louisiana Street
                                                                                          Houston, Texas 77002
John B. Holmes, Jr.               Chief Operating           Chief Operating         El Paso Merchant Energy Holding
1001 Louisiana Street            Officer, Merchant         Officer, Merchant                  Corporation
Houston, Texas 77002           Energy North America          Energy North                1001 Louisiana Street
                                                                America                   Houston, Texas 77002

Timothy D. Bourn                Vice President and        Vice President and        El Paso Merchant Energy Holding
1001 Louisiana Street             Senior Managing           Senior Managing                   Corporation
Houston, Texas 77002                 Director             Director, Merchant             1001 Louisiana Street
                                                             Energy North                 Houston, Texas 77002
                                                                America

Larry M. Kellerman              Vice President and        Vice President and        El Paso Merchant Energy Holding
1001 Louisiana Street             Senior Managing           Senior Managing                   Corporation
Houston, Texas 77002                 Director             Director, Merchant             1001 Louisiana Street
                                                             Energy North                 Houston, Texas 77002
                                                                America

John L. Harrison               Senior Vice President          Senior Vice           El Paso Merchant Energy Holding
1001 Louisiana Street           and Chief Financial       President and Chief                 Corporation
Houston, Texas 77002                  Officer             Financial Officer,             1001 Louisiana Street
                                                            Merchant Energy               Houston, Texas 77002
                                                             North America

W.C. Mack                      Senior Vice President          Senior Vice           El Paso Merchant Energy Holding
1001 Louisiana Street                                         President,                      Corporation
Houston, Texas 77002                                        Merchant Energy              1001 Louisiana Street
                                                             North America                Houston, Texas 77002

Grady M. Blakley                 Senior Vice President         Senior Vice          El Paso Merchant Energy Holding
1001 Louisiana Street                                          President,                     Corporation
Houston, Texas 77002                                         Merchant Energy             1001 Louisiana Street
                                                              North America               Houston, Texas 77002

J. Robert Collins, Jr.           Senior Vice President         Senior Vice          El Paso Merchant Energy Holding
1001 Louisiana Street                                          President,                     Corporation
Houston, Texas 77002                                         Merchant Energy             1001 Louisiana Street
                                                              North America               Houston, Texas 77002

                                                                                   Name, Principal Business Address of
    Name and                       Capacity in Which          Principal         Organization in which Principal Occupation
Business Address                         Serves              Occupation                      is Conducted
----------------                   -----------------         ----------         ------------------------------------------
(iii) El Paso Corporation

William A. Wise                      Chairman of the      Director, Chairman of            El Paso Corporation
1001 Louisiana Street               Board, President,     the Board, President,           1001 Louisiana Street
Houston, Texas 77002                 Chief Executive       and Chief Executive             Houston, Texas 77002
                                      Officer, and          Officer of El Paso
                                        Director               Corporation

H. Brent Austin                      Executive Vice           Executive Vice               El Paso Corporation
1001 Louisiana Street                 President and        President and Chief            1001 Louisiana Street
Houston, Texas 77002                 Chief Financial     Financial Officer of El           Houston, Texas 77002
                                         Officer             Paso Corporation

Ralph Eads                           Executive Vice           Executive Vice               El Paso Corporation
1001 Louisiana Street                   President          President of El Paso           1001 Louisiana Street
Houston, Texas 77002                                           Corporation                 Houston, Texas 77002

Joel Richards III                    Executive Vice           Executive Vice               El Paso Corporation
1001 Louisiana Street                   President            President, Human             1001 Louisiana Street
Houston, Texas 77002                                          Resources and                Houston, Texas 77002
                                                           Administration of El
                                                             Paso Corporation

William A. Smith                     Executive Vice           Executive Vice               El Paso Corporation
1001 Louisiana Street                   President          President, Business            1001 Louisiana Street
Houston, Texas 77002                                        Development of El              Houston, Texas 77002
                                                             Paso Corporation

John W. Somerhalder II                 President,           President, Pipeline            El Paso Corporation
1001 Louisiana Street                Pipeline Group          Group of El Paso             1001 Louisiana Street
Houston, Texas 77002                                           Corporation                 Houston, Texas 77002

Britton White Jr.                    Executive Vice           Executive Vice               El Paso Corporation
1001 Louisiana Street                 President and       President and General           1001 Louisiana Street
Houston, Texas 77002                 General Counsel        Counsel of El Paso             Houston, Texas 77002
                                                               Corporation

Jeffrey I. Beason                      Senior Vice        Senior Vice President            El Paso Corporation
1001 Louisiana Street                 President and        and Controller of El           1001 Louisiana Street
Houston, Texas 77002                   Controller            Paso Corporation              Houston, Texas 77002

C. Dana Rice                           Senior Vice        Senior Vice President            El Paso Corporation
1001 Louisiana Street                 President and        and Treasurer of El            1001 Louisiana Street
Houston, Texas 77002                    Treasurer            Paso Corporation              Houston, Texas 77002

Patricia A. Shelton                    President,          President of Western        El Paso Natural Gas Company
1001 Louisiana Street               Western Pipeline        Pipeline Division             1001 Louisiana Street
Houston, Texas 77002                    Division                                           Houston, Texas 77002

E. J. Holm                           Chief Executive         Chief Executive           El Paso Natural Gas Company
1001 Louisiana Street               Officer, Eastern         Officer, Eastern             1001 Louisiana Street
Houston, Texas 77002                Pipeline Division       Pipeline Division              Houston, Texas 77002

                                                                                   Name, Principal Business Address of
    Name and                       Capacity in Which          Principal         Organization in which Principal Occupation
Business Address                         Serves              Occupation                      is Conducted
----------------                   -----------------         ----------         ------------------------------------------
John D. Hushon                       Chief Executive         Chief Executive           El Paso Energy International
1001 Louisiana Street               Officer, El Paso         Officer, El Paso                    Company
Houston, Texas 77002                     Europe                   Europe                  1001 Louisiana Street
                                                                                           Houston, Texas 77002

Greg G. Jenkins                      President of El       President of El Paso          El Paso Global Networks
1001 Louisiana Street                  Paso Global           Global Networks                     Company
Houston, Texas 77002                    Networks                 Company                  1001 Louisiana Street
                                         Company                                           Houston, Texas 77002

Robert G. Phillips                   President of El       President of El Paso        El Paso Field Services, L.P.
1001 Louisiana Street                  Paso Field          Field Services L.P.            1001 Louisiana Street
Houston, Texas 77002                 Services, L.P.                                        Houston, Texas 77002

James C. Yardley                       President,          President, Southern         Southern Natural Gas Company
1001 Louisiana Street               Southern Natural       Natural Gas Company            1001 Louisiana Street
Houston, Texas 77002                   Gas Company                                         Houston, Texas 77002

John B. Holmes, Jr.                  Chief Operating         Chief Operating             El Paso Merchant Energy
1001 Louisiana Street               Officer, Merchant      Officer of Merchant               Holding Company
Houston, Texas 77002                  Energy Group             Energy Group               1001 Louisiana Street
                                                                                           Houston, Texas 77002

Stephen C. Beasley                     President,          President, Tennessee           Tennessee Gas Pipeline
1001 Louisiana Street                 Tennessee Gas        Gas Pipeline Company                  Company
Houston, Texas 77002                Pipeline Company                                      1001 Louisiana Street
                                                                                           Houston, Texas 77002

James J. Cleary                      President, ANR          President of ANR              ANR Pipeline Company
1001 Louisiana Street               Pipeline Company         Pipeline Company             1001 Louisiana Street
Houston, Texas 77002                                                                       Houston, Texas 77002

Byron Kelly                           President, El         President, El Paso         El Paso Energy International
1001 Louisiana Street                  Paso Energy         Energy International                  Company
Houston, Texas 77002                  International              Company                  1001 Louisiana Street
                                                                                           Houston, Texas 77002

Tom Wade                               President,          President, Merchant        Coastal States Crude Gathering
1001 Louisiana Street                Merchant Energy         Energy Petroleum                    Company
Houston, Texas 77002                    Petroleum                Markets                  1001 Louisiana Street
                                         Markets                                           Houston, Texas 77002

Rod Erskine                           President, El        President of El Paso         El Paso Production Company
1001 Louisiana Street                Paso Production        Production Company            1001 Louisiana Street
Houston, Texas 77002                                                                       Houston, Texas 77002

Byron Allumbaugh                        Director            Retired Chairman,            610 Newport Center Drive
610 Newport Center Drive,                                     Ralphs Grocery                    Suite 210
Suite 210                                                        Company                 Newport Beach, CA 92660
Newport Beach, CA 92660

David A. Arledge                      Non-Executive         Non-Executive Vice             El Paso Corporation
1001 Louisiana Street               Vice Chairman of         Chairman of the              1001 Louisiana Street
Houston, Texas 77002                    the Board            Board of El Paso              Houston, Texas 77002
                                                               Corporation

John M. Bissell                         Director             Chairman of the                   Bissell Inc.
2345 Walker Ave., N.W.                                    Board of Bissell Inc.           2345 Walker Ave., N.W.
Grand Rapids, MI 49501                                                                    Grand Rapids, MI 49501

                                                                                   Name, Principal Business Address of
    Name and                       Capacity in Which          Principal         Organization in which Principal Occupation
Business Address                         Serves              Occupation                      is Conducted
----------------                   -----------------         ----------         ------------------------------------------
Juan Carlos Braniff                     Director              Vice Chairman,           Universidad 1200, Col. XOCO
Universidad 1200, Col.                                       Grupo Financiero             Mexico, D.F.C.P. 03339
XOCO                                                             Bancomer
Mexico, D.F.C.P. 03339

James F. Gibbons                        Director          Professor at Stanford            Stanford University
Stanford University                                        University School of          Paul G. Allen Center for
Paul G. Allen Center for                                       Engineering                  Integrated Systems
Integrated Systems                                                                      Room 201 (Mail Stop 4075)
Room 201 (Mail Stop 4075)                                                                   Stanford, CA 94305
Stanford, CA 94305

Anthony W. Hall, Jr.                    Director          City Attorney, City of        Attorney, City of Houston
P.O. Box 1562                                                    Houston                      P.O. Box 1562
Houston, Texas 77025                                                                       Houston, Texas 77251

Ronald L. Kuehn, Jr.                    Director           Business Consultant             El Paso Corporation
1001 Louisiana Street                                                                     1001 Louisiana Street
Houston, Texas 77002                                                                       Houston, Texas 77002

J. Carleton MacNeil Jr.                 Director          Securities Consultant         7020 Port Washington Road,
7020 Port Washington                                                                            Suite 200
Road, Suite 200                                                                            Milwaukee, WI 53217
Milwaukee, WI 53217

Thomas R. McDade                        Director             Senior Partner,             McDade, Fogler, Marnes,
Two Houston Center                                           McDade, Fogler,                      L.L.P.
909 Fannin, Suite 1200                                        Marnes, L.L.P.                Two Houston Center
Houston, Texas 77010                                                                      909 Fannin, Suite 1200
                                                                                           Houston, Texas 77010
Malcolm Wallop                          Director            Chairman, Western             Western Strategy Group
Western Strategy Group                                        Strategy Group                1100 Wilson Blvd.,
1100 Wilson Blvd.,                                                                              Suite 1400
Suite 1400                                                                                 Arlington, VA 22209
Arlington, VA 22209

Joe B. Wyatt                            Director           Chancellor Emeritus,           Vanderbilt University
Vanderbilt University                                     Vanderbilt University             211 Kirkland Mall
211 Kirkland Mall                                                                          Nashville, TN 37240
Nashville, TN 37240

(d) Neither EnCap III, EnCap III-B, EnCap Investments, El Paso Corporation, El Paso Merchant Energy, nor any of the individuals identified in this Schedule I has, to the knowledge of the reporting persons, during the last five years, been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).

(e) Neither EnCap III, EnCap III-B, EnCap Investments, El Paso Corporation, El Paso Merchant Energy, nor any of the individuals identified in this Schedule I has, to the knowledge of the reporting persons, during the last five years, been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws.

(f) To the knowledge of the reporting persons, each of the individuals identified in this Schedule I is a citizen of the United States of America, with the exception of Juan Carlos Braniff who is a citizen of Mexico.